Prospectus Supplement	October 31, 2023

Putnam Global Technology Fund
Prospectus dated December 30, 2022

Effective immediately, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund's management

Investment advisor

Putnam Investment Management, LLC

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC

Portfolio managers

Di Yao, Portfolio Manager, Analyst, portfolio manager of the fund since 2012

Andrew O’Brien, Assistant Director of Equity Research, portfolio manager of the fund since 2023

*Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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Effective immediately, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio manager in the section Who oversees and manages the fund?:

•Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years

Di Yao	2012	The Putnam Advisory Company, LLC 2008-Present	Portfolio Manager, Analyst Previously, Analyst

Andrew O’Brien	2023	Putnam Management 2011-Present	Assistant Director of Equity Research Previously, Portfolio Manager, Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

335388 – 10/23

Statement of Additional Information Supplement	October 31, 2023

Putnam Global Technology Fund

Statement of Additional Information dated December 30, 2022

Effective immediately, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGER section are restated in their entirety as follows to reflect that the fund’s portfolio managers are now Di Yao and Andrew O’Brien. These sub-sections are also supplemented with regards solely to Mr. O’Brien as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio manager managed as of September 30, 2023. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio manager	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Andrew O’Brien	1	$71,800,000	0	$0	1	$200,000

Ownership of securities

The dollar range of shares of the fund owned by Mr. O’Brien as of September 30, 2023, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $50,001-$100,000.

SAI Supplement – 10/23